UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): January 28, 2025

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 28, 2025, the Board of Directors (the "Board") of Carlisle Companies Incorporated (the “Company”) elected Sheryl D. Palmer to the Board, effective that day, as part of the class with a term expiring at the Company's 2026 annual meeting of stockholders, fixing the number of directors of the Company at 11.
The Board affirmatively determined that Ms. Palmer qualifies as an independent director under the Company’s director independence standards and the applicable rules of the New York Stock Exchange and the Securities and Exchange Commission. There are no arrangements or understandings between Ms. Palmer and any other persons pursuant to which she was selected as a director. Additionally, there are no transactions involving the Company and Ms. Palmer that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.
Ms. Palmer will receive compensation in accordance with the Company's standard compensation arrangements for non-employee directors, which are described under the caption "Director Compensation" in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2024 (the “Proxy Statement”), as adjusted by the Board from time to time. Specifically, in connection with her election as a director, Ms. Palmer received an award of 111 restricted shares of the Company’s common stock having a grant date fair value of approximately $43,750.
Item 7.01.    Regulation FD Disclosure.
In connection with Ms. Palmer’s election to the Board, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).
The information in this Item 7.01 of this Report, including Exhibit 99.1, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number	Exhibit Title
99.1	Press release of Carlisle Companies Incorporated, dated January 28, 2025
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	January 28, 2025	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer